                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 333-03035, 33-66536, 33-35609, 33-31442, 33-21878, 333-80265 and 2-96838 of
Coherent, Inc. on Forms S-8 of our report dated November 1, 1999 appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended October 2, 1999.



DELOITTE & TOUCHE LLP

San Jose, California
December 10, 1999


                                      112